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                                                                  EXHIBIT 10.167

                       FIRST AMENDMENT TO COMMERCIAL LEASE

                  THIS FIRST AMENDMENT TO COMMERCIAL LEASE (this "Amendment") is made as of the 1st day of November, 2002 by and between Ramsay Hospital Properties, Inc. a Delaware corporation, whose address is c/o Torys LLP, 237 Park Avenue, New York, New York 10017 (the "Landlord"), and Ramsay Youth Services of Georgia, Inc., a Delaware corporation whose address is One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134 (the "Tenant").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to that certain Commercial Lease, (the "Lease") dated as of the 12th day of September, 2002, Landlord leases to Tenant and Tenant leases from Landlord certain premises located at 3500 Riverside Drive, 3472 and 3431 Northside Drive, and 3541 Athens Drive, in Macon, Georgia as more particularly described therein;

                  WHEREAS, Tenant and Landlord have agreed to amend the Lease, subject to and accordance with the terms and conditions herein below set forth.

                  NOW THEREFORE, for and in consideration of the covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, and intending to be legally bound hereby, Landlord and Tenant hereby agrees as follows:

1. Section 4.1 of the Lease is hereby amended by deleting the second full paragraph of Section 4.1 of the Lease in its entirety and substituting the following new paragraph in place thereof:

                  Landlord and Tenant hereby agree that the Aggregate Cost is $3,600,000. Tenant acknowledges that Landlord has provided information to Tenant, which is satisfactory to Tenant, documenting the Aggregate Cost.

2. MISCELLANEOUS. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Lease. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Except as expressly modified hereby, the Lease and all of the terms, conditions, covenants, agreements and provisions thereof remain in full force and effect and are hereby ratified and affirmed. Ramsay Youth Services, Inc. is executing this Amendment to evidence its agreement to be bound by the terms hereof as guarantor for Tenant and, accordingly, all of the obligations of Tenant hereunder shall be and be deemed obligations of Ramsay Youth Services, Inc. pursuant to the Guaranty as if fully set forth therein.

                                      * * *


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                      LANDLORD:

                                      RAMSAY HOSPITAL PROPERTES, INC.
                                      C/o Torys LLP
                                      237 Park Avenue
                                      New York, New York 10017


                                      By: /s/ BRIAN JAMES
                                         ------------------------------------
                                         Name:   Brian R. James
                                         Title:  Vice-President



                                      TENANT:

                                      RAMSAY YOUTH SERVICES OF GEORGIA, INC.
                                      One Alhambra Plaza, Suite 750
                                      Coral Cables, Florida 33134


                                      By: /s/ MARCIO C. CABRERA
                                         ------------------------------------
                                         Name:   Marcio C. Cabrera
                                         Title:  President



                                      GUARANTOR:

                                      RAMSAY YOUTH SERVICES, INC.
                                      Columbus Center
                                      One Alhambra Plaza
                                      Suite 750
                                      Coral Gables, Florida  33134



                                            By: /s/ MARCIO C. CABRERA
                                                -----------------------------
                                                Name:  Marcio C. Cabrera
                                                Title: Executive Vice President